Other Liabilities and Accruals	12 Months Ended
Dec. 31, 2018
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Other Liabilities and Accruals
10.	Other Liabilities and Accruals

All amounts are short-term and payable within 1 year.

	December 31
	2018	2017
	(euros in thousands)
Audit fees	167	96
Personnel-related	560	446
Accrued bonus	1,523	1,545
R&D costs	4,409	5,272
IP legal fees	212	509
Subsidy advance received	42	224
Other accruals	1,051	535

	7,964	8,627

Accrued R&D costs relate to third-party contract costs for preclinical studies and clinical trial activities and related contract manufacturing expenses. The decrease in R&D costs is due to the timing of invoices received.

Accrued bonuses relate to employee bonuses for the financial year 2018, which were paid out in February 2019.

Subsidy advances received relate to active grants where the Company has received cash in excess of allowances, which is required to be repaid or recognized as grant revenue when the relevant reimbursable costs are incurred as services are performed.